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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2001


                             PETROQUEST ENERGY, INC.
              (Exact name of registrant specified in its charter)


                                    Delaware
                            (State of incorporation)


        1-9020                                              72-1440714
(Commission File Number)                                  (IRS Employer
                                                       Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)




        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      THE FOLLOWING STATEMENTS WERE RELEASED TO THE PRESS ON JUNE 7, 2001

            PETROQUEST ENERGY ANNOUNCES 100% AVERAGE DAILY PRODUCTION
                           INCREASE FROM YEAR-END 2000

Lafayette, Louisiana--June 7, 2001--PetroQuest Energy, Inc. (Nasdaq:PQUE) announced today current average daily production net to the Company of approximately 42,000 Mcfe per day which represents an increase of 100% from the 21,000 Mcfe per day previously announced as the year-end 2000 production exit rate.

With no additional exploration success, the Company plans to maintain this average daily production rate through the end of the year. Recent production increases include wells No. 1 and No. 2 at the Jaguar Prospect at Eugene Island Block 147 which commenced production at a combined rate of 4,500 Mcfe per day net to the Company. In addition, at the Ship Shoal 72 Field, the No. 17 well at the Chardonnay Prospect began producing at 7,000 Mcfe per day net to the Company, and the No. 6 well at the Sauvignon Blanc Prospect began producing at a net rate to PetroQuest of 3,500 Mcfe per day.

PetroQuest Energy, Inc. is an independent oil and gas exploration and production company primarily focused on growing its reserves and shareholder value through a combination of drilling development locations and high-potential exploration prospects along the coast of and in the Gulf of Mexico.

This press release contains "forward-looking statements" within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are our estimate of the sufficiency of our existing capital sources, our ability to raise additional capital to fund cash requirements for future operations, the uncertainties involved in estimating quantities of proved oil and natural gas reserves and in projecting future rates of production, the timing of development expenditures and the operating hazards attendant to the oil and gas business. In particular, careful consideration should be given to cautionary statements made in the various reports PetroQuest has filed with the Securities and Exchange Commission. PetroQuest undertakes no duty to update or revise these forward-looking statements.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a. Financial Statement of Business Acquired

   None.

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b. Pro Forma Financial Information

   None.

c. Exhibits

   None.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 7, 2001                      PETROQUEST ENERGY, INC.



                                        By: /s/ Michael O. Aldridge
                                           ------------------------------------
                                        Michael O. Aldridge
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer